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                                                    Exhibit 10.30
                                                    -------------


                         CERTIFICATE OF CANCELLATION OF
                      CERTIFICATE OF LIMITED PARTNERSHIP OF
                   BIOGEN MEDICAL PRODUCTS LIMITED PARTNERSHIP


     This Certificate of Cancellation of Certificate of Limited Partnership of Biogen Medical Products Limited Partnership (the "Partnership") is being executed by the undersigned for the purpose of cancelling a limited partnership pursuant to the Massachusetts Uniform Limited Partnership Act.

     1. The name of the Partnership is Biogen Medical Products Limited Partnership.

     2. The date of the filing of the Certificate of Limited Partnership of the Partnership in the Commonwealth of Massachusetts was August 3, 1983, which was amended on September 2, 1983 and May 15, 1984.

     3. The reason for the filing of the Certificate of Cancellation is that the Partners have approved the dissolution and winding-up of the affairs of the Partnership in accordance with the partnership agreement.

     4. The effective date of the cancellation shall be upon the filing of this Certificate with the Secretary of State of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the undersigned, being the sole general partner of the Partnership, has caused this Certificate of Cancellation of Certificate of Limited Partnership to be duly executed as of this 24th day of December, 1996.

                                   BIOGEN MEDICAL PRODUCTS
                                   LIMITED PARTNERSHIP

                                   By:  Biogen, Inc.,
                                         Its General Partner



                                   By:  s/s
                                      -------------------------------
                                       Its duly authorized officer
                                            Michael J. Astrue
                                            Vice President - General Counsel
                                             and Clerk
                                                        FILED

                                                     DEC 24 1996

                                            SECRETARY OF THE COMMONWEALTH
                                                 CORPORATIONS DIVISION